UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 1, 2014

CHANTICLEER HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

________________

Delaware	000-29507	20-2932652
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

7621 Little Avenue, Suite 414, Charlotte, NC 28226

(Address of principal executive office) (zip code)

___________________________________________________

(Former address of principal executive offices) (Zip Code)

(704) 366-5122
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

EXPLANATORY NOTE

On July 3, 2014, Chanticleer Holdings, Inc., a Delaware corporation (“Chanticleer” or “the Company”), filed a Form 8-K to report its acquisition of a sixty percent (60%) ownership interest in Hoot Parramatta Pty Ltd, Hoot Australia Pty Ltd, Hoot Penrith Pty Ltd, TMIX Pty Ltd. and TMIX Management Australia Pty Ltd (collectively, the “Australian Entities”), which own, operate, and manage Hooters restaurant locations and gaming operations in Australia. The ownership interest in the Australian Entities was purchased from the respective entities in exchange for a debt assumption, whereby the Company agreed to assume a five million dollar ($5,000,000) debt and issued two hundred fifty thousand (250,000) warrants to purchase shares of the Company’s Common Stock. The debt is collateralized by Chanticleer’s assets including all accounts, documents, instruments, general intangibles, chattel paper, equipment, inventory, personal property, intellectual property and all other business assets of Chanticleer, secondary to a first lien by the Company’s bank on all the Company’s assets. The $5,000,000 debt is to be repaid in three installments as follows: $2,000,000 on or before December 31, 2014, $2,000,000 on or before June 30, 2015, $1,000,000 plus interest and all other fees on or before December 31, 2015. Warrants were fair valued at $515,600 using a Black-scholes valuation model. In response to Item 9.01 of such Form 8-K, the Company stated that it would file the required financial information by amendment, as permitted by Items 9.01(a)(4) and 9.01(b)(2) of Form 8-K. The Company hereby amends its Form 8-K filed on July 3, 2014 to provide the required financial information.

ITEM 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired, Australian Entities.

The combined audited balance sheet of TMIX Pty Ltd. TMIX Management Australia Pty. Ltd., Hoot Parramatta Pty. Ltd., and Hoot Penrith Pty. Ltd as of June 30, 2014 and the related combined statements of income and comprehensive income, stockholders’ equity and cash flows for the year ended June 30, 2014, with the report of the Independent Registered Public Accounting Firm are attached hereto as Exhibit 99.2.

(b) Pro Forma Financial Information

Unaudited Pro Forma condensed consolidated Balance Sheet as of June 30, 2014, unaudited Pro Forma condensed consolidated statements of operations for the year ended December 31, 2013 and unaudited Pro Forma condensed consolidated statement of operations for the six months ended June 30, 2014 attached hereto as Exhibit 99.3.

(c) Exhibits

The following exhibits are attached herewith:

Exhibit	Description
99.1*	Press Release dated July 1, 2014
99.2	the Australian Entities audited financial statements including the report of Marcum, LLP, Independent Registered Public Accounting Firm for the year ended June 30, 2014
99.3	Unaudited pro forma consolidated financial information for Chanticleer Holdings, Inc., after giving effect to the acquisition of the Australian Entities, and adjustments described in such pro forma financial information

* Previously filed as an exhibit to the Form 8-K filed on July 3, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 17, 2014

Chanticleer Holdings, Inc.

	By:	/s/ Michael D. Pruitt
Michael D. Pruitt
Chief Executive Officer

INDEX TO EXHIBITS FILED WITH

THE CURRENT REPORT ON FORM 8-K/A DATED JULY 3, 2014

Exhibit	Description

99.1*	Press release issued on July 1, 2014
99.2	The Australian Entities audited financial statements, including the report of Marcum, LLP, Independent Registered Public Accounting Firm for the year ended June 30, 2014
99.3	Unaudited pro forma financial information for the Australian Entities, after giving effect to the acquisition of the Australian Entities and adjustments described in such pro forma financial information

* Previously filed as an exhibit to the Form 8-K filed on July 3, 2014.